UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D. C. 20549

                                 Form 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934




                     Commission file number33-55254-18


                     AFFORDABLE HOMES OF AMERICA, INC.
            (Exact name of registrant as specified in charter)



NEVADA                                            87-434297
(STATE OF OTHER JURSDISTION                       (I.R.S.  Employer
Incorporation or organization)                    Identification Number)


4505 W. Hacienda Ave.
Unit I-1
Las Vegas, Nevada                                 89118
(Address of Principal Executive Office)          (Zip Code)


                               702-579-4800
           (Registrant's Telephone Number, Including Area Code)

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Page Two



Item No 1     Changes in Control of Registrant
                       No events to report

Item No 2     Acquisition or Disposition of Assets
                       No events to report

Item No. 3    Bankruptcy or Receivership

On June 24, 1999, Affordable Homes of America, Inc. ("Affordable") placed its wholly owned subsidiary, Kampen and Associates, Inc. in Chapter 11 pursuant to the federal bankruptcy act. Although payments to the first mortgage holder are current, Affordable has not been successful in restructuring Kampen's debt to the second mortgage holder, the Shoalwater Bay Indian Tribe of Washington, thus necessitating the filing of the Chapter 11 Voluntary Petition. Affordable believes it will be successful in making arrangements to pay the aforesaid second mortgage and will be able to successfully reorganize its wholly owned subsidiary, Kampen and Associates, Inc.

Item No. 4     Changes in Registrant's Certifying Accountants
                        No events to report

Item No. 5      Other Events
                        Affordable recently changed accounting year to June
30th.

Item No. 6       Resignation of Registrant's Directors
           No events to report

Item No. 7       Financial Statements, Proforma Financial Information and
                Exhihits

          Compilation statement showing Kampen acquisition is included.

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Page three
                                SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized,

                     AFFORDABLE HOMES OF AMERICA, INC.

Date:      July, 1999       /s/ Merle Ferguson
                            ---------------------------------------
                             Merle Ferguson, President, CEO and Director

Date:       July, 1999       /s/ Susan Donohue
                             -----------------------------------
                             Susan Donohue, Secretary

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                        KAMPEN AND ASSOCIATES, INC.
                     (A Development Stage Enterprise)


                           FINANCIAL STATEMENTS

                                    And

                      ACCOUNTANTS' COMPILATION REPORT

              FROM THE DATE OF INCEPTION (MARCH 21, 1996) TO
                              APRIL 30, 1999

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                      ACCOUNTANTS' COMPILATION REPORT

To the Stockholders'
Kampen and Associates, Inc.

We have compiled the accompanying balance sheet of Kampen and Associates, Inc. (a development stage enterprise) as of April 30, 1999 and the related statement of operations and accumulated deficit, stockholders' deficit and cash flows for the period from inception (March 21, 1996) to April 30, 1999, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying financial statements and , accordingly, do not express an opinion or any other form of assurance on them.

Garden City, New York
June 8, 1999

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

             AFFORDABLE HOMES OF AMERICA, INC. AND SUBSIDIARY
                        CONSOLIDATED BALANCE SHEET
                              April 30, 1999
                                (Unaudited)

                           Affordable   Kampen      Elimina-     Consol-
                                                     tions       idated
         ASSETS
CURRENT ASSETS
  Cash in banks              $ 69,500         $72            -    $ 69,572
                          -----------   ---------  -----------   ---------
OTHER ASSETS
  Land costs                        -   5,157,590    2,142,855   7,300,445
  Due from affiliate           30,000           -     (30,000)           -
  Investment in
Subsidiary                  2,142,855           -  (2,142,855)           -
                          -----------   ---------  -----------   ---------
Total other assets          2,172,855   5,157,590     (30,000)   7,300,445
                          -----------   ---------  -----------   ---------
TOTAL ASSETS               $2,242,355  $5,157,662    $(30,000)  $7,370,017
                          ===========  ==========  ===========  ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
  Accounts payable                  -      42,676            -      42,676
  Accrued expenses              3,000           -            -       3,000
  Note payable                      -   1,550,000            -   1,550,000
  Accrued interest                  -     186,000            -     186,000
payable
  Current portion - Land            -      50,000            -      50,000
option
  Advance from affiliate       15,000      30,000     (30,000)      15,000
                           ----------  ----------  -----------  ----------
Total current liabilities      18,000   1,858,676     (30,000)   1,846,676
                           ----------  ----------  -----------  ----------
Land option liability
  net of current portion            -   3,340,000            -   3,340,000
                           ----------  ----------  -----------  ----------
TOTAL LIABILITIES              18,000   5,198,676     (30,000)   5,186,676
                           ----------  ----------  -----------  ----------
STOCK HOLDERS' EQUITY
  Convertible preferred
stock ($5.00 par value
convertible to common
stock at $3.50 per share,
5,000,000 authorized,
428,571 shares
outstanding)                2,142,855           -            -   2,142,855

Common stock (No par
value - 100,000 shares
authorized, 1,000 shares
issued and outstanding)             1      10,000     (10,000)           1

Additional paid-in             99,999      78,130       10,000     188,129
capital
Accumulated deficit          (18,500)   (129,144)            -   (147,644)
                         ------------  ----------   ----------  ----------
Total stockholders'
equity                      2,224,355    (41,014)            -   2,183,342
                         ------------  ----------   ----------  ----------
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY       $2,242,355  $5,157,662    $(30,000)  $7,370,017
                         ============  ==========   ==========  ==========

             AFFORDABLE HOMES OF AMERICA, INC. AND SUBSIDIARY

                     Notes to the Pro-forma Historical

                                    And

                     Consolidated Financial Statements

                     April 30, 1999 and June 30, 1998


Pro-forma Historical Combined Balance Sheet as of June 30, 1998

On April 21, 1999, Affordable Homes of America, Inc. acquired 100% of the common stock of Kampen and Associates, Inc. in exchange for 428,571 shares of $5.00 convertible preferred stock of Affordable. The preferred stock is convertible to common at $3.50 per share. The transaction is treated as a stock purchase for financial reporting purposes.

The financial statements are presented on a pro-forma historical basis as of June 30, 1998 as if the transaction occurred in that date. As a result, the land cost has been adjusted to reflect the purchase price of Kampen's common stock. Accordingly, the value of the purchase amounted to $2,142,855. The investment in subsidiary and increase in land cost was reflected as a pro-forma adjustment.

Consolidated Balance Sheet as of April 30, 1999

The consolidated financial statements of Affordable Homes of America, Inc. and its subsidiary, Kampen and Associates, Inc. includes an eliminating adjustment that increases the land cost as described above and the elimination of a $30,000 advance from Affordable to Kampen.